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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 1, 1999




                                  EPIMMUNE INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



                 0-19591                               35-0245076
          (Commission File No.)         (IRS Employer Identification No.)

                             5820 NANCY RIDGE DRIVE
                               SAN DIEGO, CA 92121
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (619) 860-2500



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On July 1, 1999, Cytel Corporation (the "Company") effected a merger of its subsidiary, Epimmune Inc. (the "Subsidiary"), into the Company (the "Merger"). Immediately prior to the Merger, the Company completed a series of transactions (the "Exchange Transactions") in which it (i) transferred all of the outstanding shares of the Subsidiary's Series B-1 Preferred Stock then held by the Company to G.D. Searle & Co. ("Searle") in exchange for all of the outstanding shares of the Company's Series B Preferred Stock, (ii) issued 859,622 shares of the Company's Series S Preferred Stock and 549,622 shares of the Company's Series S-1 Preferred Stock to Searle in exchange for all outstanding shares of the Subsidiary's Series B Preferred Stock and Series B-1 Preferred Stock and (iii) issued a total of 1,027,786 shares of the Company's Common Stock to the holders of Common Stock of the Subsidiary in exchange for all outstanding shares of the Subsidiary's Common Stock. Following the Exchange Transactions, the Company held all of the outstanding shares of Common Stock and Preferred Stock of the Subsidiary and completed the Merger, in which the Subsidiary merged into the Company pursuant to Section 253 of the Delaware General Corporation Law, with the Company remaining as the surviving entity. In connection with the Merger, the Company assumed all of the outstanding options to purchase Common Stock of the Subsidiary, changed its name from Cytel Corporation to Epimmune Inc. and changed its trading symbol to "EPMN."

        A description of the Merger is set forth in the Press Release issued by the Company, dated as of July 1, 1999, a copy of which is attached hereto as
Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, EXHIBITS.

        (a)     FINANCIAL STATEMENTS

                Not applicable.

        (b)     PRO FORMA FINANCIAL INFORMATION

                Not applicable.

        (c)     EXHIBITS

                 2.1 Certificate of Ownership and Merger, filed with the Secretary of State of the State of Delaware on July 1, 1999

                 3.1 Certificate of Designations of the Series S and Series S-1 Preferred Stock filed with the Secretary of State of the State of Delaware on June 29, 1999

                10.1    Form of Common Stock Exchange Agreement

                10.2 Preferred Stock Exchange Agreement, dated July 1, 1999, by and between the Company and G.D. Searle & Co.



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                10.3    Investor Rights Agreement, dated July 1, 1999 by and
                        between the Company and G.D. Searle & Co.

                99.1 Press Release, dated as of July 1, 1999 entitled "Combination of Epimmune and Cytel Completed; Nasdaq Trading to Begin Under New Symbol, EPMN."



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EPIMMUNE INC.


Dated: July 15, 1999                    By: /s/ DEBORAH SCHUEREN
                                           -------------------------------------
                                           Deborah Schueren
                                           President and Chief Executive Officer



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                                INDEX OF EXHIBITS


      EXHIBIT
      NUMBER    DESCRIPTION
      -------   -----------
         2.1    Certificate of Ownership and Merger, filed with the Secretary of
                State of the State of Delaware on July 1, 1999

         3.1    Certificate of Designations of the Series S and Series S-1
                Preferred Stock, filed with the Secretary of State of the State of Delaware on June 29, 1999

        10.1    Form of Common Stock Exchange Agreement

        10.2 Preferred Stock Exchange Agreement, dated July 1, 1999, by and between the Company and G.D. Searle & Co.

        10.3 Investor Rights Agreement, dated July 1, 1999, by and between the Company and G.D. Searle & Co.

        99.1    Press Release, dated as of July 1, 1999 entitled "Combination of
                Epimmune and Cytel Completed; Nasdaq Trading to Begin Under New
                Symbol, EPMN."



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